Summary Prospectus Supplement	February 14, 2019

Putnam International Equity Fund
Summary Prospectus dated October 30, 2018

Effective February 28, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Sub-advisors
Putnam Investments Limited
The Putnam Advisory Company, LLC*

Portfolio manager
Vivek Gandhi, Portfolio Manager, portfolio manager of the fund since 2018

* Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

315998 2/19